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                                                                Exhibit 10.17

                         SECOND AMENDMENT TO COLLATERAL
                          ASSIGNMENT OF LOAN DOCUMENTS

         This Second Amendment to Collateral Assignment of Loan documents (the "Agreement"), is made and entered into as of the 29th day of January, 1996, by Children's Comprehensive Services, Inc., a Tennessee corporation ("Assignor"), in favor of First American National Bank, a national banking association ("Assignee"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Collateral Assignment of Loan Documents dated as of September 23, 1994, by and between the Assignor and the Assignee, as amended from time to time (the "Assignment").

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Assignment, Assignor assigned to Assignee a security interest in the Pledged Note and the Loan Documents, as collateral security for the Loan; and

         WHEREAS, Assignor and Assignee desire to amend the Assignment to reflect the renewal and modification of the Loan,

         NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto agree to amend the Assignment, as follows:

         1. The Loan shall be in the amount of $2,000,000 and is evidenced by a Renewal and Extension Master Security Promissory Note dated as of January 29, 1996. All references to Note in the Assignment shall refer to the Renewal and Modification Master Secured Promissory Note dated January 29, 1996, in the original principal amount of $2,000,000, together with all renewals, extensions and modifications thereof.

         2. Assignor hereby restates and ratifies, as of the date hereof, all representations and warranties contained in the Assignment, and hereby acknowledges that the Assignment, as amended hereby, remains in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and date first above written.


                                        ASSIGNEE:

                                        FIRST AMERICAN NATIONAL BANK


                                        By: /s/
                                           --------------------------------
                                        Title:
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                                        ASSIGNOR:

                                        CHILDREN'S COMPREHENSIVE
                                             SERVICES, INC.



                                        By:     /s/ William J. Ballard
                                           -------------------------------------
                                        Title:  Chairman
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